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                                                                    EXHIBIT 32.2

                        CERTIFICATION OF CHIEF FINANCIAL
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

         I, Steven A. Schumm, the Chief Administrative Officer and Interim Chief Financial Officer of Renaissance Media Group LLC, Renaissance Media (Louisiana) LLC, Renaissance Media (Tennessee) LLC and Renaissance Media Capital Corporation (collectively, the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Report") filed with the Securities and Exchange
Commission:

            - fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

            - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             /s/ Steven A. Schumm
                                             -----------------------------------
                                             Steven A. Schumm
                                             Chief Administrative Officer and
                                             Interim Chief Financial Officer
                                             November 12, 2003